Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(in millions, except per share data)

	Three	Three
	months	months
	ended	ended
	March 31,	March 31,
Revenues	2011	2010
Premiums earned	$1,030	$978
Net investment income	105	104
Net realized investment gains	149	125
Net impairment losses recognized in earnings	0	(2)
Equity in earnings of limited partnerships	72	3
Other income	9	8

Total revenues	1,365	1,216

Benefits and expenses
Insurance losses and loss expenses	706	761
Policy acquisition and underwriting expenses	247	227

Total benefits and expenses	953	988

Income from operations before income taxes
and noncontrolling interest	412	228
Provision for income taxes	138	66

Net income	274	162
Less: Net income attributable to noncontrolling
interest in consolidated entity – Exchange	230	115

Net income attributable to Indemnity	$44	$47

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$0.88	$0.92

Class A common stock – diluted	$0.78	$0.82

Class B common stock – basic and diluted	$126.48	$132.83

Weighted average shares outstanding attributable to
Indemnity – Basic
Class A common stock	49,789,056	51,185,736

Class B common stock	2,546	2,546

Weighted average shares outstanding attributable to
Indemnity – Diluted
Class A common stock	55,968,838	57,357,543

Class B common stock	2,546	2,546

Dividends declared per share
Class A common stock	$0.515	$0.48

Class B common stock	$77.25	$72.00

ERIE INDEMNITY COMPANY

RESULTS OF THE ERIE INSURANCE GROUP’S OPERATIONS BY INTEREST (Unaudited)
(in millions)

							Eliminations of
							related party
	Indemnity	shareholder interest		Noncontrolling interest (Exchange)			transactions		Erie Insurance Group
		Three months ended			Three months ended		Three months ended		Three months ended
		March 31,			March 31,		March 31,		March 31,
	Percent	2011	2010	Percent	2011	2010	2011	2010	2011	2010
Management operations:

Management fee revenue, net	100.0%	$251	$237		$0	$0	$(251)	$(237)	$0	$0
Service agreement revenue	100.0%	8	8		0	0	0	0	8	8

Total revenue from management operations		259	245		0	0	(251)	(237)	8	8
Cost of management operations	100.0%	211	192		0	0	(211)	(192)	0	0

Income from management operations before taxes		48	53		0	0	(40)	(45)	8	8

Property and casualty operations: (2)

Net Premiums earned	5.5%(2)	0	53	94.5%(2)	1,014	909	0	0	1,014	962
Losses and loss expenses	5.5%(2)	0	40	94.5%(2)	683	698	(1)	(1)	682	737
Policy acquisition and other underwriting expenses	5.5%(2)	0	15	94.5%(2)	282	250	(42)	(46)	240	219

Income (loss) from property and casualty insurance operations before taxes		0	(2)		49	(39)	43	47	92	6

Life insurance operations: (1)

Total revenue	21.6%(3)	10	9	78.4%(3)	34	34	0	0	44	43
Total benefits and expenses	21.6%(3)	7	7	78.4%(3)	24	26	0	(1)	31	32

Income from life insurance operations before taxes		3	2		10	8	0	1	13	11

Investment operations:

Net investment income (2)		4	9		81	75	(3)	(3)	82	81
Net realized gain on investments (2)		1	5		144	115	0	0	145	120
Net impairment losses recognized in earnings(2)		0	0		0	(2)	0	0	0	(2)
Equity in earnings of limited partnerships		11	0		61	4	0	0	72	4

Income from investment operations before taxes (2)		16	14		286	192	(3)	(3)	299	203

Income from operations before income taxes and noncontrolling interest		67	67		345	161	0	0	412	228
Provision for income taxes		23	20		115	46	0	0	138	66
Net income		$44	$47		$230	$115	$0	$0	$274	$162

(1)	Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the benefit of the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the benefit of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after December 31, 2010.

(3)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the benefit of the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the benefit of the subscribers (policyholders) of the Exchange, or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of the life insurance results of EFL will accrue to the benefit of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Reconciliation of operating income to net income (Unaudited)

We believe that an investors’ understanding of our performance related to the Indemnity shareholder interest is enhanced by the disclosure of operating income, a non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as income generated from management operations, life insurance operations(1), property and casualty insurance underwriting operations(2), net investment income(2), and equity in earnings or losses of limited partnerships, net of related federal income taxes. It does not include realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations. It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income prepared in accordance with U.S.GAAP and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for Indemnity shareholder interest: (1) (2)

	Indemnity
	Shareholder interest
	Three months ended
	March 31,
(in millions, except per share data)	2011	2010

Operating income attributable to Indemnity	$43	$44

Net realized gains and impairments on investments	1	5
Income tax expense	0	(2)

Realized gains and impairments, net of income taxes	1	3

Net income attributable to Indemnity	$44	$47

Per Indemnity Class A common share – diluted:
Operating income attributable to Indemnity	$0.77	$0.77

Net realized gains and impairments on investments	0.02	0.09
Income tax expense	(0.01)	(0.04)

Realized gains and impairments, net of income taxes	0.01	0.05

Net income attributable to Indemnity	$0.78	$0.82

(1)	Prior to and through March 31, 2011, Indemnity retained a 21.6% ownership interest in EFL, which accrued to the benefit of the Indemnity shareholder interest, and the Exchange retained a 78.4% ownership interest in EFL, which accrued to the benefit of the subscribers (policyholders) of the Exchange or noncontrolling interest. Due to the sale of Indemnity’s 21.6% ownership interest in EFL to the Exchange on March 31, 2011, 100% of the life insurance results of EFL will accrue to the benefit of the subscribers (policyholders) of the Exchange, or noncontrolling interest, after March 31, 2011.

(2)	Prior to and through December 31, 2010, the underwriting results retained by EIC and ENY and the investment results of EIC, ENY and EPC accrued to the benefit of the Indemnity shareholder interest. Due to the sale of Indemnity’s property and casualty subsidiaries to the Exchange on December 31, 2010, all property and casualty underwriting results and all investment results for these companies accrue to the benefit of the subscribers (policyholders) of the Exchange, or noncontrolling interest after December 31, 2010.

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(in millions)

	March 31,	December 31,
	2011	2010
	(Unaudited)
Assets
Investments-Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$513	$264
Equity securities	22	24
Trading securities, at fair value	29	28
Limited partnerships	222	216
Other invested assets	1	1
Investments-Exchange
Available-for-sale securities, at fair value:
Fixed maturities	7,254	7,279
Equity securities	603	570
Trading securities, at fair value	2,462	2,306
Limited partnerships	1,153	1,108
Other invested assets	18	19

Total investments	12,277	11,815
Cash and cash equivalents (Exchange portion of $125 and $120, respectively)	211	430
Premiums receivable from policyholders (Exchange portion of $959 and $942, respectively)	959	942
Reinsurance recoverable (Exchange portion of $199 and $201, respectively)	199	201
Deferred acquisition costs (Exchange portion of $469 and $467, respectively)	469	467
Other assets (Exchange portion of $332 and $357, respectively)	438	489
Total assets	$14,553	$14,344

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Deferred income taxes	$14	$26
Other liabilities	344	382
Exchange liabilities
Losses and loss expense reserves	3,559	3,584
Life policy and deposit contract reserves	1,615	1,603
Unearned premiums	2,093	2,082
Deferred income taxes	309	257
Other liabilities	68	76

Total liabilities	8,002	8,010

Indemnity’s shareholders’ equity	893	912
Noncontrolling interest in consolidated entity – Exchange	5,658	5,422

Total equity	6,551	6,334

Total liabilities, shareholders’ equity and noncontrolling interest	$14,553	$14,344